UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 2, 2019

RESONANT INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36467	45-4320930
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

175 Cremona Drive, Suite 200
Goleta, California 93117	93117
(Address of Principal Executive Offices)	(Zip Code)

(805) 308-9803

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RESN	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                              Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resonant Inc. has appointed Dylan J. Kelly (age 42) as our Chief Operating Officer pursuant to an employment offer letter.  Mr. Kelly’s employment as Chief Operating Officer commenced on December 2, 2019.

Mr. Kelly brings to us more than 20 years’ leadership experience in semiconductor product development, product marketing and high-volume manufacturing spanning a broad range of applications, including smartphones, wireless infrastructure, test and measurement, and aerospace and defense.  Prior to joining Resonant, Mr. Kelly most recently served as President and Chief Operating Officer for pSemi, a Murata Company, where he was responsible for the company’s RF semiconductor business, as well as corporate manufacturing operations, IT, and quality.  Prior to this role, Mr. Kelly served as Vice President and General Manager of the Mobile Wireless business unit from 2010 to 2017.  Before being acquired by Murata in 2014, pSemi was known as Peregrine Semiconductor, a publicly traded company from 2012 to 2014.  Mr. Kelly pioneered the use of silicon-on-insulator technology for RF front-end applications with the company from 2000 — 2010 and held numerous positions in development, marketing and sales management positions.  Mr. Kelly started his career at Motorola in 1999 in the development of RF transceivers.  Mr. Kelly holds a B.S. degree in electrical engineering from the University of Texas at Austin and an M.S. degree in electrical engineering from the University of California, San Diego. He is the author of numerous technical papers and has 37 issued and pending patents.

Mr. Kelly’s offer letter provides that he will be employed by Resonant “at will” and contains the following additional terms:

•                  He will receive an annual base salary of $285,000;

•                  He will be eligible to receive annual incentive compensation pursuant to bonus performance criteria established by the Compensation Committee of the Board of Directors;

•                  He will receive a signing bonus of $65,000, which he must repay in full if he voluntarily terminates his employment with Resonant other than for good reason prior to December 2, 2020;

•                  He will receive an award of restricted stock units for 200,000 shares of common stock upon commencement of employment, which award will vest in four equal annual installments on December 1, with the first installment vesting on December 1, 2020;

•                  He is a recipient of a Severance and Change in Control Agreement, a form of which is filed as Exhibit 10.41 to Resonant’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, on March 27, 2015, which agreement provides Mr. Kelly with the severance benefits extended to other executive officers of Resonant, with Mr. Kelly entitled to a lump sum severance payment equal to twelve (12) months of his base salary in the event of his termination in certain circumstances; and

•                  He will be eligible to participate in Resonant’s other benefits programs.

The foregoing description of the offer letter is subject to, and qualified in its entirety by, the copy of the offer letter filed as Exhibit 10.1 hereto and incorporated herein by reference.

In addition, on December 2, 2019, we entered into a performance-based restricted stock unit agreement with Mr. Kelly, pursuant to which we awarded to Mr. Kelly up to 200,000 restricted stock units under our 2014 Omnibus Incentive Plan. Each restricted stock unit represents a contingent right to receive one share of our common stock.

The restricted stock units are subject to share price vesting requirements, measured quarterly, based on the average of (a) the average high daily trading price of our common stock for each trading day during the last month of the applicable calendar quarter and (b) the average low daily trading price of our common stock for each trading day during the last month of the applicable calendar quarter, each as reported by The Nasdaq Stock Market, LLC (the “Applicable Share Price”). The restricted stock units are eligible to be earned on a quarterly basis based on a linear interpolation of the Applicable Share Price within the price performance range of between $5.00 and $20.00, or in the case of a liquidation event, on the day of (or in connection with) such liquidation event based on the applicable transaction price within the price performance range. Once earned, the restricted stock units vest and become exercisable (y) 50% on the date such restricted stock units become earned and (z) 50% on September 30, 2022.

The foregoing summary of the performance-based restricted stock units is qualified in its entirety by reference to the full text of the award agreement, which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Mr. Kelly also is expected to enter into Resonant’s standard indemnification agreement, a copy of the form of which is filed as Exhibit 10.1 to the Registration Statement on Form S-1 filed with SEC on January 24, 2014 and incorporated herein by reference, which would require Resonant to indemnify Mr. Kelly, under the circumstances and to the extent provided for therein, against certain expenses and liabilities incurred by Mr. Kelly by reason of his position as an officer of Resonant.

A press release announcing Mr. Kelly’s appointment as an executive officer was issued by us on December 2, 2019, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit
Number	Description

10.1	Offer Letter between the Registrant and Dylan J. Kelly, dated November 14, 2019.

10.2	Restricted Stock Unit Agreement, dated December 2, 2019, between the Registrant and Dylan J. Kelly.

99.1	Press Release, dated December 2, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2019	Resonant Inc.

	By:	/s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer